Exhibit 99.3

Citizens Financial Group, Inc.

Financial Supplement

Third Quarter 2014

CONSOLIDATED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
SELECTED OPERATING DATA
Total revenue	$1,161	$1,473	$1,166	$1,158	$1,153	($312)	(21)%	$8	1%	$3,800	$3,532	$268	8%
Noninterest expense	810	948	810	818	788	(138)	(15)	22	3	2,568	6,861	(4,293)	(63)

Profit (loss) before provision for credit losses	351	525	356	340	365	(174)	(33)	(14)	(4)	1,232	(3,329)	4,561	137
Provision for credit losses	77	49	121	132	145	28	57	(68)	(47)	247	347	(100)	(29)
NET INCOME (LOSS)	189	313	166	152	144	(124)	(40)	45	31	668	(3,578)	4,246	119
Net income, excluding restructuring charges and special items[1]	202	205	166	169	144	(3)	(1)	58	40	573	502	71	14

PER COMMON SHARE DATA
Basic earnings	$0.34	$0.56	$0.30	$0.27	$0.26	($0.22)	(39)%	$0.08	31%	$1.19	($6.39)	$7.58	119%
Diluted earnings	0.34	0.56	0.30	0.27	0.26	(0.22)	(39)	0.08	31	1.19	(6.39)	7.58	119
Basic earnings, excluding restructuring charges and special items[1]	0.36	0.37	0.30	0.30	0.26	(0.01)	(3)	0.10	38	1.02	0.89	0.13	15
Diluted earnings, excluding restructuring charges and special items[1]	0.36	0.37	0.30	0.30	0.26	(0.01)	(3)	0.10	38	1.02	0.89	0.13	15
Cash dividends declared and paid per share	0.68	0.61	0.04	0.67	0.68	0.07	11	—	—	1.34	1.45	(0.11)	(8)
Book value	34.61	35.00	34.72	34.28	34.67	(0.39)	(1)	(0.06)	—	34.61	34.67	(0.06)	—
Tangible book value	23.04	23.39	23.08	22.61	22.97	(0.35)	(1)	0.07	—	23.04	22.97	0.07	—

COMMON SHARES OUTSTANDING
Average: Basic	559,998,324	559,998,324	559,998,324	559,998,324	559,998,324	—	—%	—	—%	559,998,324	559,998,324	—	—%
Diluted	560,243,747	559,998,324	559,998,324	559,998,324	559,998,324	245,423	—	245,423	—	560,081,031	559,998,324	82,707	—
Common shares at period-end	559,998,324	559,998,324	559,998,324	559,998,324	559,998,324	—	—	—	—	559,998,324	559,998,324	—	—
Closing share price	$23.42	$—	$—	$—	$—	$23.42	—	$23.42	—	$23.42	—	$23.42	—
Market capitalization	13,115	—	—	—	—	13,115	—	13,115	—	13,115	—	13,115	—

SEGMENT NET INCOME (LOSS)
Consumer Banking	$54	$44	$32	$50	$52	$10	23%	$2	4%	$130	$192	($62)	(32)%
Commercial Banking	139	141	141	123	127	(2)	(1)	12	9	421	391	30	8
Other	(4)	128	(7)	(21)	(35)	(132)	(103)	31	89	117	(4,161)	4,278	103

NET INCOME (LOSS)	$189	$313	$166	$152	$144	($124)	(40)	$45	31	$668	($3,578)	$4,246	119

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
FINANCIAL RATIOS
Net interest margin	2.77%	2.87%	2.89%	2.83%	2.88%	(10) bps	—	(11) bps	—	2.84%	2.85%	(1) bps	—
Return on average common equity	3.87	6.41	3.48	3.12	2.91	(254) bps	—	96 bps	—	4.59	(15.04)	1,963 bps	—
Return on average common equity, excluding restructuring charges and special items[1]	4.14	4.19	3.48	3.47	2.91	(5) bps	—	123 bps	—	3.94	2.96	98 bps	—
Return on average tangible common equity[1]	5.81	9.59	5.24	4.71	4.34	(378) bps	—	147 bps	—	6.90	(25.54)	3,244 bps	—
Return on average tangible common equity, excluding restructuring charges and special items[1]	6.22	6.28	5.24	5.24	4.34	(6) bps	—	188 bps	—	5.92	5.03	89 bps	—
Return on average total assets	0.58	0.99	0.54	0.50	0.49	(41) bps	—	9 bps	—	0.71	(2.82)	353 bps	—
Return on average total assets, excluding restructuring charges and special items[1]	0.62	0.65	0.54	0.56	0.49	(3) bps	—	13 bps	—	0.61	0.55	6 bps	—
Return on average total tangible assets[1]	0.61	1.04	0.57	0.53	0.52	(43) bps	—	9 bps	—	0.74	(3.05)	379 bps	—
Return on average total tangible assets, excluding restructuring charges and special items[1]	0.66	0.68	0.57	0.59	0.52	(2) bps	—	14 bps	—	0.64	0.60	4 bps	—
Efficiency ratio[1]	69.84	64.33	69.43	70.62	68.49	551 bps	—	135 bps	—	67.58	194.29	(12,671) bps	—
Efficiency ratio, excluding restructuring charges and special items[1]	68.02	70.23	69.43	68.35	68.49	(221) bps	—	(47) bps	—	69.23	68.70	53 bps	—

CAPITAL RATIOS - BASEL I PERIOD END (PRELIMINARY)
Tier 1 capital ratio	12.9%	13.3%	13.4%	13.5%	14.0%
Total capital ratio	16.1	16.2	16.0	16.1	16.3
Leverage ratio	10.9	11.1	11.4	11.6	12.1
Tier 1 common equity ratio[2]	12.9	13.3	13.4	13.5	13.9

SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$131,341	$130,279	$126,892	$122,154	$120,074	$1,062	1%	$11,267	9%	$131,341	$120,074	$11,267	9%
Loans and leases:
Commercial	41,470	40,974	40,075	39,395	39,084	496	1	2,386	6	41,470	39,084	2,386	6
Retail	49,279	47,855	47,008	46,464	46,409	1,424	3	2,870	6	49,279	46,409	2,870	6

Total loans and leases	90,749	88,829	87,083	85,859	85,493	1,920	2	5,256	6	90,749	85,493	5,256	6

Deposits	$93,463	$91,656	$87,462	$86,903	$93,930	$1,807	2	($467)	—	$93,463	$93,930	($467)	—
Long-term borrowed funds	2,075	1,732	1,403	1,405	1,064	343	20	1,011	95	2,075	1,064	1,011	95
Total stockholders’ equity	19,383	19,597	19,442	19,196	19,413	(214)	(1)	(30)	—	19,383	19,413	(30)	—

Loans-to-deposits ratio (period-end balances)[3]	97.32%	97.20%	95.48%	94.50%	91.34%	12 bps	—	598 bps	—	97.32%	91.34%	598 bps	—
Loans-to-deposits ratio (average balances)[3]	98.01	96.77	95.37	92.35	91.12	124 bps	—	689 bps	—	96.82	91.74	508 bps	—

Full-time equivalent employees	17,852	18,049	18,856	19,152	18,961	(197)	(1)	(1,109)	(6)	17,852	18,961	(1,109)	(6)

[1]	These are non-GAAP financial measures. For further information on these measures, refer pages 30-36.
[2]	Tier 1 common capital represents Tier 1 capital, excluding qualifying restricted core capital elements. The Tier 1 common equity ratio is calculated as Tier 1 common capital divided by risk-weighted assets.
[3]	Ratios include both loans and leases held for sale and deposits held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$754	$751	$730	$743	$748	$3	—%	$6	1%	$2,235	$2,258	($23)	(1)%
Interest and fees on loans held for sale	2	1	1	2	3	1	100	(1)	(33)	4	10	(6)	(60)
Interest and fees on other loans held for sale	—	10	12	—	—	(10)	(100)	—	—	22	—	22	—
Investment securities	155	154	149	129	120	1	1	35	29	458	348	110	32
Interest-bearing deposits in banks	2	1	1	2	2	1	100	—	—	4	9	(5)	(56)

Total interest income	913	917	893	876	873	(4)	—	40	5	2,723	2,625	98	4

INTEREST EXPENSE:
Deposits	41	34	33	40	58	7	21	(17)	(29)	108	176	(68)	(39)
Deposits held for sale	—	2	2	—	—	(2)	(100)	—	—	4	—	4	—
Federal funds purchased and securities sold under agreements to repurchase	9	1	15	42	35	8	800	(26)	(74)	25	150	(125)	(83)
Other short-term borrowed funds	21	30	19	1	2	(9)	(30)	19	950	70	4	66	1,650
Long-term borrowed funds	22	17	16	14	8	5	29	14	175	55	16	39	244

Total interest expense	93	84	85	97	103	9	11	(10)	(10)	262	346	(84)	(24)

Net interest income	820	833	808	779	770	(13)	(2)	50	6	2,461	2,279	182	8

NONINTEREST INCOME:
Service charges and fees	144	147	139	152	163	(3)	(2)	(19)	(12)	430	488	(58)	(12)
Card fees	58	61	56	58	63	(3)	(5)	(5)	(8)	175	176	(1)	(1)
Trust and investment services fees	39	42	39	40	39	(3)	(7)	—	—	120	109	11	10
Foreign exchange and trade finance fees	26	22	22	24	25	4	18	1	4	70	73	(3)	(4)
Capital markets fees	22	26	18	18	11	(4)	(15)	11	100	66	35	31	89
Mortgage banking fees	21	14	20	20	20	7	50	1	5	55	133	(78)	(59)
Bank-owned life insurance income	13	12	11	13	12	1	8	1	8	36	37	(1)	(3)
Securities gains, net	2	—	25	25	25	2	—	(23)	(92)	27	119	(92)	(77)
Other income	16	316	28	29	25	(300)	(95)	(9)	(36)	360	83	277	334

Total noninterest income	341	640	358	379	383	(299)	(47)	(42)	(11)	1,339	1,253	86	7

TOTAL REVENUE	1,161	1,473	1,166	1,158	1,153	(312)	(21)	8	1	3,800	3,532	268	8
Provision for credit losses	77	49	121	132	145	28	57	(68)	(47)	247	347	(100)	(29)

NONINTEREST EXPENSE:
Salaries and employee benefits	409	467	405	391	403	(58)	(12)	6	1	1,281	1,261	20	2
Outside services	106	125	83	101	87	(19)	(15)	19	22	314	259	55	21
Occupancy	77	87	81	83	80	(10)	(11)	(3)	(4)	245	244	1	—
Equipment expense	58	65	64	68	69	(7)	(11)	(11)	(16)	187	207	(20)	(10)
Amortization of software	38	33	31	32	26	5	15	12	46	102	71	31	44
Goodwill impairment	—	—	—	—	—	—	—	—	—	—	4,435	(4,435)	(100)
Other operating expense	122	171	146	143	123	(49)	(29)	(1)	(1)	439	384	55	14

Total noninterest expense	810	948	810	818	788	(138)	(15)	22	3	2,568	6,861	(4,293)	(63)

Income before income tax expense (benefit)	274	476	235	208	220	(202)	(42)	54	25	985	(3,676)	4,661	127
Income tax expense (benefit)	85	163	69	56	76	(78)	(48)	9	12	317	(98)	415	423

NET INCOME (LOSS)	$189	$313	$166	$152	$144	($124)	(40)	$45	31	$668	($3,578)	$4,246	119

Net income (loss), excluding restructuring charges and special items[1]	$202	$205	$166	$169	$144	($3)	(1)	$58	40	$573	$502	$71	14

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited), CONTINUED

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
PER COMMON SHARE DATA
Basic earnings	$0.34	$0.56	$0.30	$0.27	$0.26	($0.22)	(39)%	$0.08	31%	$1.19	($6.39)	$7.58	119%
Diluted earnings	0.34	0.56	0.30	0.27	0.26	(0.22)	(39)	0.08	31	1.19	(6.39)	7.58	119
Basic earnings, excluding restructuring charges and special items[1]	0.36	0.37	0.30	0.30	0.26	(0.01)	(3)	0.10	38	1.02	0.89	0.13	15
Diluted earnings, excluding restructuring charges and special items[1]	0.36	0.37	0.30	0.30	0.26	(0.01)	(3)	0.10	38	1.02	0.89	0.13	15

FINANCIAL RATIOS
Return on average common equity	3.87%	6.41%	3.48%	3.12%	2.91%	(254) bps	—	96 bps	—	4.59%	(15.04)%	1,963 bps	—
Return on average common equity, excluding restructuring charges and special items[1]	4.14	4.19	3.48	3.47	2.91	(5) bps	—	123 bps	—	3.94	2.96	98 bps	—
Return on average tangible common equity[1]	5.81	9.59	5.24	4.71	4.34	(378) bps	—	147 bps	—	6.90	(25.54)	3,244 bps	—
Return on average tangible common equity, excluding restructuring charges and special items[1]	6.22	6.28	5.24	5.24	4.34	(6) bps	—	188 bps	—	5.92	5.03	89 bps	—
Return on average total assets	0.58	0.99	0.54	0.50	0.49	(41) bps	—	9 bps	—	0.71	(2.82)	353 bps	—
Return on average total assets, excluding restructuring charges and special items[1]	0.62	0.65	0.54	0.56	0.49	(3) bps	—	13 bps	—	0.61	0.55	6 bps	—
Return on average total tangible assets[1]	0.61	1.04	0.57	0.53	0.52	(43) bps	—	9 bps	—	0.74	(3.05)	379 bps	—
Return on average total tangible assets, excluding restructuring charges and special items[1]	0.66	0.68	0.57	0.59	0.52	(2) bps	—	14 bps	—	0.64	0.60	4 bps	—
Effective income tax rate	30.81	34.27	29.45	26.87	34.57	(346) bps	—	(376) bps	—	32.16	2.66	2,950 bps	—
Efficiency ratio[1]	69.84	64.33	69.43	70.62	68.49	551 bps	—	135 bps	—	67.58	194.29	(12,671) bps	—
Efficiency ratio, excluding restructuring charges and special items[1]	68.02	70.23	69.43	68.35	68.49	(221) bps	—	(47) bps	—	69.23	68.70	53 bps	—

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

CONSOLIDATED BALANCE SHEETS (unaudited)

(dollars in millions)

PERIOD END BALANCES
	AS OF					SEPTEMBER 30, 2014 CHANGE
	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2013	June 30, 2014		Sept 30, 2013
						$	%	$	%
ASSETS:
Cash and due from banks	$993	$1,038	$909	$1,406	$838	($45)	(4%)	$155	18%
Interest-bearing cash and due from banks	1,896	4,318	1,942	1,351	1,744	(2,422)	(56)	152	9
Interest-bearing deposits in banks	292	309	300	233	236	(17)	(6)	56	24
Securities available for sale, at fair value	18,666	18,493	18,412	15,995	19,888	173	1	(1,222)	(6)
Securities held to maturity	5,289	5,382	5,457	4,315	—	(93)	(2)	5,289	—
Other investment securities	893	948	935	935	964	(55)	(6)	(71)	(7)
Loans held for sale, at fair value	205	173	131	176	307	32	18	(102)	(33)
Other loans held for sale	3	89	1,248	1,078	—	(86)	(97)	3	—

Loans and leases	90,749	88,829	87,083	85,859	85,493	1,920	2	5,256	6
Less: Allowance for loan and lease losses	(1,201)	(1,210)	(1,259)	(1,221)	(1,219)	9	1	18	1

Net loans and leases	89,548	87,619	85,824	84,638	84,274	1,929	2	5,274	6
Derivative assets	547	635	626	650	742	(88)	(14)	(195)	(26)
Premises and equipment	541	560	574	592	648	(19)	(3)	(107)	(17)
Bank-owned life insurance	1,370	1,361	1,350	1,339	1,328	9	1	42	3
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	2,067	—	—	446	—	2,067	—	2,067	—
Other branch assets held for sale	—	—	40	46	—	—	—	—	—
Other assets	2,155	2,478	2,268	2,078	2,229	(323)	(13)	(74)	(3)

TOTAL ASSETS	$131,341	$130,279	$126,892	$122,154	$120,074	$1,062	1	$11,267	9

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$25,877	$26,670	$25,681	$24,931	$25,919	($793)	(3%)	($42)	—%
Interest-bearing	67,586	64,986	61,781	61,972	68,011	2,600	4	(425)	(1)

Total deposits	93,463	91,656	87,462	86,903	93,930	1,807	2	(467)	—
Deposits held for sale	—	—	5,188	5,277	—	—	—	—	—
Federal funds purchased and securities sold under agreements to repurchase	5,184	6,807	6,080	4,791	3,424	(1,623)	(24)	1,760	51
Other short-term borrowed funds	6,702	7,702	4,950	2,251	2	(1,000)	(13)	6,700	NM
Derivative liabilities	638	747	828	939	1,008	(109)	(15)	(370)	(37)
Deferred taxes, net	354	403	319	199	147	(49)	(12)	207	141
Long-term borrowed funds	2,075	1,732	1,403	1,405	1,064	343	20	1,011	95
Due to broker	2,087	—	—	—	—	2,087	—	2,087	—
Other liabilities	1,455	1,635	1,220	1,193	1,086	(180)	(11)	369	34

TOTAL LIABILITIES	111,958	110,682	107,450	102,958	100,661	1,276	1	11,297	11
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized, no shares outstanding for each of the periods presented	—	—	—	—	—	—	—	—	—
Common stock:
$.01 par value, 1,000,000,000 shares authorized, 559,998,324 shares issued and outstanding for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,660	18,603	18,603	18,603	18,589	57	—	71	—
Retained earnings	1,152	1,346	1,376	1,235	1,457	(194)	(14)	(305)	(21)
Accumulated other comprehensive loss	(435)	(358)	(543)	(648)	(639)	(77)	(22)	204	32

TOTAL STOCKHOLDERS’ EQUITY	19,383	19,597	19,442	19,196	19,413	(214)	(1)	(30)	—

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$131,341	$130,279	$126,892	$122,154	$120,074	$1,062	1	$11,267	9

Memo: Total tangible common equity[1]	$12,900	$13,098	$12,925	$12,662	$12,861	($198)	(2)	$39	—

[1]	Total tangible common equity is a non-GAAP financial measure. For further information on these measures, refer to page 28.

LOANS AND DEPOSITS

(dollars in millions)

PERIOD END BALANCES
	AS OF					SEPTEMBER 30, 2014 CHANGE
	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2013	June 30, 2014		Sept 30, 2013
						$	%	$	%

LOANS AND LEASES:
Commercial	$30,356	$30,076	$29,435	$28,667	$28,984	$280	1%	$1,372	5%
Commercial real estate	7,239	7,158	6,902	6,948	6,524	81	1	715	11
Leases	3,875	3,740	3,738	3,780	3,576	135	4	299	8

Total commercial	41,470	40,974	40,075	39,395	39,084	496	1	2,386	6

Residential, including originated home equity products	30,458	30,116	29,761	29,694	29,762	342	1	696	2
Home equity products serviced by others	1,870	1,972	2,075	2,171	2,281	(102)	(5)	(411)	(18)
Other secured retail	13,206	12,180	11,216	10,700	10,427	1,026	8	2,779	27
Unsecured retail	3,745	3,587	3,956	3,899	3,939	158	4	(194)	(5)

Total retail	49,279	47,855	47,008	46,464	46,409	1,424	3	2,870	6

Total loans and leases	$90,749	$88,829	$87,083	$85,859	$85,493	$1,920	2	$5,256	6

Loans held for sale	$205	$173	$131	$176	$307	$32	18%	$(102)	(33)%

Other loans held for sale[1]	3	89	1,248	1,078	—	(86)	(97)	3	—

DEPOSITS:
Demand	$25,877	$26,670	$25,681	$24,931	$25,919	($793)	(3%)	($42)	—%
Checking with interest	15,449	15,171	13,694	13,630	14,034	278	2	1,415	10
Regular savings	7,655	7,829	7,899	7,509	8,008	(174)	(2)	(353)	(4)
Money market accounts	32,870	31,687	30,689	31,245	34,034	1,183	4	(1,164)	(3)
Term deposits	11,612	10,299	9,499	9,588	11,935	1,313	13	(323)	(3)

Total deposits	$93,463	$91,656	$87,462	$86,903	$93,930	$1,807	2	($467)	—

Deposits held for sale[1]	$—	$—	$5,188	$5,277	$—	$—	—%	$—	—%

[1]	Consists primarily of loans and deposits held for sale as part of the Chicago branch sale.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
AVERAGE BALANCES						2Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$2,685	$2,211	$1,768	$2,000	$1,677	$474	21	$1,008	60	$2,224	$2,372	($148)	(6)

Taxable investment securities	24,648	24,579	23,375	20,909	19,300	69	—	5,348	28	24,205	18,441	5,764	31
Non-taxable investment securities	10	11	11	11	11	(1)	(9)	(1)	(9)	11	12	(1)	(8)

Total investment securities	24,658	24,590	23,386	20,920	19,311	68	—	5,347	28	24,216	18,453	5,763	31

Commercial	30,186	29,674	29,108	29,058	28,522	512	2	1,664	6	29,666	28,519	1,147	4
Commercial real estate	7,216	7,082	6,898	6,859	6,435	134	2	781	12	7,067	6,469	598	9
Leases	3,789	3,716	3,723	3,619	3,505	73	2	284	8	3,743	3,410	333	10

Total commercial	41,191	40,472	39,729	39,536	38,462	719	2	2,729	7	40,476	38,398	2,078	5

Home equity lines of credit	16,163	16,190	16,250	16,801	16,961	(27)	—	(798)	(5)	16,198	17,207	(1,009)	(6)
Residential mortgages	11,001	10,355	9,889	9,342	8,892	646	6	2,109	24	10,420	9,024	1,396	15
Home equity loans	5,060	5,403	5,685	5,883	6,102	(343)	(6)	(1,042)	(17)	5,380	6,481	(1,101)	(17)
Automobile	11,438	10,528	9,408	9,007	8,817	910	9	2,621	30	10,542	8,806	1,736	20
Student and other retail	3,136	3,424	3,532	3,545	3,586	(288)	(8)	(450)	(13)	3,366	3,693	(327)	(9)
Credit cards	1,661	1,647	1,639	1,702	1,670	14	1	(9)	(1)	1,647	1,657	(10)	(1)

Total retail	48,459	47,547	46,403	46,280	46,028	912	2	2,431	5	47,553	46,868	685	1

Total loans and leases	89,650	88,019	86,132	85,816	84,490	1,631	2	5,160	6	88,029	85,266	2,763	3
Loans held for sale	176	138	127	224	379	38	28	(203)	(54)	147	442	(295)	(67)
Other loans held for sale	27	1,034	1,092	12	—	(1,007)	(97)	27	—	714	2	712	NM

Interest-earning assets	117,196	115,992	112,505	108,972	105,857	1,204	1	11,339	11	115,330	106,535	8,795	8
Allowance for loan and lease losses	(1,202)	(1,286)	(1,238)	(1,223)	(1,205)	84	7	3	—	(1,242)	(1,217)	(25)	(2)
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	9,800	(2,924)	(30)
Other noninterest-earning assets	5,821	5,566	5,761	5,768	5,858	255	5	(37)	(1)	5,634	5,908	(274)	(5)

Total noninterest-earning assets	11,495	11,156	11,399	11,421	11,529	339	3	(34)	—	11,268	14,491	(3,223)	(22)

TOTAL ASSETS	$128,691	$127,148	$123,904	$120,393	$117,386	$1,543	1	$11,305	10	$126,598	$121,026	$5,572	5

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$15,155	$13,805	$13,317	$13,925	$13,997	$1,350	10%	$1,158	8%	$14,099	$14,154	($55)	—%
Money market & savings	40,096	38,418	38,919	41,838	42,237	1,678	4	(2,141)	(5)	39,149	42,823	(3,674)	(9)
Term deposits	10,596	9,416	9,334	11,254	11,311	1,180	13	(715)	(6)	9,786	11,270	(1,484)	(13)

Total interest-bearing deposits	65,847	61,639	61,570	67,017	67,545	4,208	7	(1,698)	(3)	63,034	68,247	(5,213)	(8)
Interest-bearing deposits held for sale	—	3,675	4,233	—	—	(3,675)	(100)	—	—	2,621	—	2,621	—
Federal funds purchased and securities sold under agreements to repurchase[1]	6,305	5,709	5,707	4,100	1,634	596	10	4,671	286	5,908	1,827	4,081	223
Other short-term borrowed funds	6,740	6,027	3,637	412	16	713	12	6,724	NM	5,479	207	5,272	NM
Long-term borrowed funds	1,951	1,419	1,405	1,158	721	532	37	1,230	171	1,594	635	959	151

Total borrowed funds	14,996	13,155	10,749	5,670	2,371	1,841	14	12,625	532	12,981	2,669	10,312	386

Total interest-bearing liabilities	80,843	78,469	76,552	72,687	69,916	2,374	3	10,927	16	78,636	70,916	7,720	11
Total demand deposits	25,829	25,984	24,796	26,167	25,598	(155)	(1)	231	1	25,540	25,140	400	2
Demand deposits held for sale	—	868	997	—	—	(868)	(100)	—	—	618	—	618	—
Other liabilities	2,608	2,220	2,189	2,175	2,245	388	17	363	16	2,341	2,303	38	2

TOTAL LIABILITIES	109,280	107,541	104,534	101,029	97,759	1,739	2	11,521	12	107,135	98,359	8,776	9

STOCKHOLDERS’ EQUITY	19,411	19,607	19,370	19,364	19,627	(196)	(1)	(216)	(1)	19,463	22,667	(3,204)	(14)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$128,691	$127,148	$123,904	$120,393	$117,386	$1,543	1	$11,305	10	$126,598	$121,026	$5,572	5

Memo: Total average tangible common equity[2]	$12,913	$13,093	$12,838	$12,822	$13,067	($180)	(1)	($154)	(1)	$12,948	$13,343	($395)	(3)

Total deposits (interest-bearing and demand)	$91,676	$92,166	$91,596	$93,184	$93,143	($490)	(1)	$(1,467)	(2)	$91,813	$93,387	($1,574)	(2)

[1]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[2]	Total average tangible common equity is a non-GAAP financial measure. For further information on these measures, refer to pages 30-36.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPT 30,
AVERAGE ANNUALIZED YIELDS & RATES	3Q14		2Q14		1Q14		4Q13		3Q13		2014		2013
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.23%	$2	0.23%	$1	0.23%	$1	0.33%	$1	0.36%	$2	0.23%	$4	0.49%	$9

Taxable investment securities	2.51	155	2.51	154	2.56	149	2.48	130	2.50	120	2.52	458	2.51	348
Non-taxable investment securities	2.59	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.68	—

Total investment securities	2.51	155	2.51	154	2.57	149	2.48	130	2.50	120	2.52	458	2.51	348

Commercial	2.89	223	3.05	229	3.01	219	3.03	225	3.20	233	2.98	671	3.12	674
Commercial real estate	2.46	46	2.49	45	2.58	45	2.62	46	2.62	43	2.51	134	2.69	132
Leases	2.68	25	2.74	25	2.84	26	2.84	26	3.01	26	2.75	77	3.12	80

Total commercial	2.80	294	2.95	299	2.92	290	2.94	297	3.08	302	2.88	882	3.04	886

Home equity lines of credit	2.87	117	2.85	115	2.85	114	2.85	121	2.83	121	2.86	347	2.83	364
Residential mortgage	3.92	108	4.08	106	3.98	98	3.86	90	3.91	87	3.99	312	3.99	270
Home equity loans	5.65	72	5.67	76	5.63	79	5.64	84	5.64	87	5.68	228	5.73	278
Automobile	2.57	74	2.54	67	2.54	59	2.57	58	2.56	57	2.53	200	2.68	177
Student and other installment loans	5.90	47	5.56	47	5.49	48	5.54	49	5.53	50	5.64	142	5.51	152
Credit cards	9.99	42	9.92	41	10.31	42	10.16	44	10.55	44	10.09	124	10.56	131

Total retail	3.78	460	3.81	452	3.85	440	3.82	446	3.84	446	3.80	1,353	3.91	1,372

Total loans and leases	3.33	754	3.40	751	3.41	730	3.42	743	3.50	748	3.38	2,235	3.52	2,258
Loans held for sale	3.46	2	3.40	1	3.29	1	3.45	2	3.23	3	3.30	4	2.99	10
Other loans held for sale	5.44	—	3.90	10	4.21	12	—	—	—	—	4.08	22	—	—

Total interest-earning assets	3.08	913	3.16	917	3.19	893	3.18	876	3.27	873	3.14	2,723	3.28	2,625

INTEREST-BEARING LIABILITIES:
Checking with interest	0.09	4	0.06	2	0.06	2	0.06	2	0.06	2	0.07	8	0.06	6
Money market & savings	0.21	21	0.17	16	0.17	16	0.19	20	0.22	24	0.18	54	0.26	85
Term deposits	0.61	16	0.67	16	0.65	15	0.64	18	1.13	32	0.63	46	1.01	85

Total interest-bearing deposits	0.25	41	0.22	34	0.22	33	0.24	40	0.34	58	0.23	108	0.34	176
Interest-bearing deposits held for sale	—	—	0.21	2	0.23	2	—	—	—	—	0.22	4	—	—

Federal funds purchased and securities sold under agreements to repurchase[1]	0.54	9	0.09	1	1.02	15	4.02	42	8.38	35	0.55	25	10.83	150
Other short-term borrowed funds	1.21	21	2.00	30	2.07	19	0.80	1	53.87	2	1.69	70	2.29	4
Long-term borrowed funds	4.39	22	4.63	17	4.61	16	4.70	14	4.42	8	4.51	55	3.38	16

Total borrowed funds	1.34	52	1.46	48	1.84	50	3.93	57	7.48	45	1.52	150	8.39	170

Total interest-bearing liabilities	0.45	93	0.43	84	0.45	85	0.52	97	0.57	103	0.44	262	0.64	346

INTEREST RATE SPREAD	2.63%		2.73%		2.74%		2.66%		2.70%		2.70%		2.64%
NET INTEREST MARGIN	2.77		2.87		2.89		2.83		2.88		2.84		2.85

Memo: Total deposit costs	0.18	41	0.15	36	0.16	35	0.17	40	0.25	58	0.16	112	0.25	176

[1]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(dollars in millions, except ratios)

	THIRD QUARTER 2014				SECOND QUARTER 2014				CHANGE
									3Q14 from 2Q14
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%

Net interest income	$532	$270	$18	$820	$546	$264	$23	$833	($13)	(2)%
Noninterest income	226	104	11	341	236	107	297	640	(299)	(47)

Total revenue	758	374	29	1,161	782	371	320	1,473	(312)	(21)
Noninterest expense	609	162	39	810	655	157	136	948	(138)	(15)

Profit before provision for credit losses	149	212	(10)	351	127	214	184	525	(174)	(33)
Provision for credit losses	66	—	11	77	59	(2)	(8)	49	28	57

Income (loss) before income tax expense (benefit)	83	212	(21)	274	68	216	192	476	(202)	(42)

Income tax expense (benefit)	29	73	(17)	85	24	75	64	163	(78)	(48)

Net income (loss)	$54	$139	($4)	$189	$44	$141	$128	$313	($124)	(40)

Average Balances
Total assets	$49,012	$38,854	$40,825	$128,691	$48,556	$38,022	$40,570	$127,148	$1,543	1%
Total loans and leases[2]	47,848	37,787	4,218	89,853	47,368	37,389	4,434	89,191	662	1
Deposits[3]	65,609	20,985	5,082	91,676	70,181	18,358	3,627	92,166	(490)	(1)
Interest-earning assets	47,885	37,927	31,384	117,196	47,397	37,505	31,090	115,992	1,204	1

Key Metrics
Net interest margin	4.40%	2.82%	NM	2.77%	4.62%	2.82%	NM	2.87%	(10) bps	—
Efficiency ratio[4]	80.42	43.35	NM	69.84	83.61	42.36	NM	64.33	551 bps	—
Loans-to-deposits ratio (average balances)	72.93	180.06	NM	98.01	67.49	203.67	NM	96.77	124 bps	—
Return on average total tangible assets[4]	0.44	1.42	NM	0.61	0.37	1.50	NM	1.04	(43) bps	—
Return on average tangible common equity[4]	4.57	13.10	NM	5.81	3.87	13.78	NM	9.59	(378) bps	—

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Includes deposits held for sale.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)

(dollars in millions, except ratios)

	THIRD QUARTER 2014				THIRD QUARTER 2013				CHANGE
									3Q14 from 3Q13
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%

Net interest income (expense)	$532	$270	$18	$820	$543	$263	($36)	$770	$50	6%
Noninterest income	226	104	11	341	246	93	44	383	(42)	(11)

Total revenue	758	374	29	1,161	789	356	8	1,153	8	1
Noninterest expense	609	162	39	810	622	156	10	788	22	3

Profit (loss) before provision for credit losses	149	212	(10)	351	167	200	(2)	365	(14)	(4)
Provision for credit losses	66	—	11	77	87	3	55	145	(68)	(47)

Income (loss) before income tax expense (benefit)	83	212	(21)	274	80	197	(57)	220	54	25

Income tax expense (benefit)	29	73	(17)	85	28	70	(22)	76	9	12

Net income (loss)	$54	$139	($4)	$189	$52	$127	($35)	$144	$45	31

Average Balances
Total assets	$49,012	$38,854	$40,825	$128,691	$46,169	$35,019	$36,198	$117,386	$11,305	10%
Total loans and leases[2]	47,848	37,787	4,218	89,853	44,766	34,510	5,593	84,869	4,984	6
Deposits[3]	65,609	20,985	5,082	91,676	72,220	17,774	3,149	93,143	(1,467)	(2)
Interest-earning assets	47,885	37,927	31,384	117,196	44,795	34,644	26,418	105,857	11,339	11

Key Metrics
Net interest margin	4.40%	2.82%	NM	2.77%	4.81%	3.02%	NM	2.88%	(11) bps	—
Efficiency ratio[4]	80.42	43.35	NM	69.84	78.83	43.69	NM	68.49	135 bps	—
Loans-to-deposits ratio (average balances)	72.93	180.06	NM	98.01	61.99	194.16	NM	91.12	689 bps	—
Return on average total tangible assets[4]	0.44	1.42	NM	0.61	0.45	1.46	NM	0.52	9 bps	—
Return on average tangible common equity[4]	4.57	13.10	NM	5.81	4.69	13.24	NM	4.34	147 bps	—

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Includes deposits held for sale.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)

(dollars in millions, except ratios)

	NINE MONTHS ENDED SEPTEMBER 30, 2014				NINE MONTHS ENDED SEPTEMBER 30, 2013				CHANGE
									2014 from 2013
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$	%

Net interest income (expense)	$1,615	$790	$56	$2,461	$1,633	$771	($125)	$2,279	$182	8%
Noninterest income	681	318	340	1,339	790	284	179	1,253	86	7

Total revenue	2,296	1,108	396	3,800	2,423	1,055	54	3,532	268	8
Noninterest expense	1,902	472	194	2,568	1,884	471	4,506	6,861	(4,293)	(63)

Profit (loss) before provision for credit losses	394	636	202	1,232	539	584	(4,452)	(3,329)	4,561	137
Provision for credit losses	195	(7)	59	247	243	(21)	125	347	(100)	(29)

Income (loss) before income tax expense (benefit)	199	643	143	985	296	605	(4,577)	(3,676)	4,661	127
Income tax expense (benefit)	69	222	26	317	104	214	(416)	(98)	415	423

Net income (loss)	$130	$421	$117	$668	$192	$391	($4,161)	($3,578)	$4,246	119

Average Balances
Total assets	$48,398	$37,951	$40,249	$126,598	$46,546	$34,938	$39,542	$121,026	$5,572	5%
Total loans and leases[2]	47,203	37,263	4,424	88,890	45,213	34,297	6,200	85,710	3,180	4
Deposits[3]	68,834	18,941	4,038	91,813	72,405	17,481	3,501	93,387	(1,574)	(2)
Interest-earning assets	47,236	37,395	30,699	115,330	45,241	34,418	26,876	106,535	8,795	8

Key Metrics
Net interest margin	4.57%	2.82%	NM	2.84%	4.83%	3.00%	NM	2.85%	(1) bps	—
Efficiency ratio[4]	82.82	42.62	NM	67.58	77.78	44.64	NM	194.29	(12,671) bps	—
Loans-to-deposits ratio (average balances)	68.58	196.74	NM	96.82	62.44	196.20	NM	91.74	508 bps	—
Return on average total tangible assets[4]	0.36	1.48	NM	0.74	0.55	1.51	NM	(3.05)	379 bps	—
Return on average tangible common equity[4]	3.76	13.67	NM	6.90	5.86	13.59	NM	(25.54)	3,244 bps	—

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Includes deposits held for sale.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSUMER BANKING						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income	$532	$546	$537	$543	$543	($14)	(3)%	($11)	(2)%	$1,615	$1,633	($18)	(1)%
Noninterest income	226	236	219	235	246	(10)	(4)	(20)	(8)	681	790	(109)	(14)

Total revenue	758	782	756	778	789	(24)	(3)	(31)	(4)	2,296	2,423	(127)	(5)
Noninterest expense	609	655	638	638	622	(46)	(7)	(13)	(2)	1,902	1,884	18	1

Profit before provision for credit losses	149	127	118	140	167	22	17	(18)	(11)	394	539	(145)	(27)
Provision for credit losses	66	59	70	65	87	7	12	(21)	(24)	195	243	(48)	(20)

Income before income tax expense	83	68	48	75	80	15	22	3	4	199	296	(97)	(33)

Income tax expense	29	24	16	25	28	5	21	1	4	69	104	(35)	(34)

Net income	$54	$44	$32	$50	$52	$10	23	$2	4	$130	$192	($62)	(32)

Average Balances
Total assets	$49,012	$48,556	$47,610	$46,225	$46,169	$456	1%	$2,843	6%	$48,398	$46,546	$1,852	4%
Total loans and leases[1]	47,848	47,368	46,154	44,790	44,766	480	1	3,082	7	47,203	45,213	1,990	4
Deposits[2]	65,609	70,181	70,769	71,423	72,220	(4,572)	(7)	(6,611)	(9)	68,834	72,405	(3,571)	(5)
Interest-earning assets	47,885	47,397	46,185	44,823	44,795	488	1	3,090	7	47,236	45,241	1,995	4

Key Metrics
Net interest margin	4.40%	4.62%	4.72%	4.81%	4.81%	(22) bps	—	(41) bps	—	4.57%	4.83%	(26) bps	—
Efficiency ratio[4]	80.42	83.61	84.39	81.84	78.83	(319) bps	—	159 bps	—	82.82	77.78	504 bps	—
Loans-to-deposits ratio (average balances)	72.93	67.49	65.22	62.71	61.99	544 bps	—	1,094 bps	—	68.58	62.44	614 bps	—
Return on average total tangible assets[4]	0.44	0.37	0.27	0.42	0.45	7 bps	—	(1) bps	—	0.36	0.55	(19) bps	—
Return on average tangible common equity[3,4]	4.57	3.87	2.81	4.40	4.69	70 bps	—	(12) bps	—	3.76	5.86	(210) bps	—

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[4]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
COMMERCIAL BANKING						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income	$270	$264	$256	$260	$263	$6	2%	$7	3%	$790	$771	$19	2%
Noninterest income	104	107	107	105	93	(3)	(3)	11	12	318	284	34	12

Total revenue	374	371	363	365	356	3	1	18	5	1,108	1,055	53	5
Noninterest expense	162	157	153	164	156	5	3	6	4	472	471	1	—

Profit before provision for credit losses	212	214	210	201	200	(2)	(1)	12	6	636	584	52	9
Provision for credit losses	—	(2)	(5)	14	3	2	100	(3)	(100)	(7)	(21)	14	67

Income before income tax expense	212	216	215	187	197	(4)	(2)	15	8	643	605	38	6
Income tax expense	73	75	74	64	70	(2)	(3)	3	4	222	214	8	4

Net income	$139	$141	$141	$123	$127	($2)	(1)	$12	9	$421	$391	$30	8

Average Balances
Total assets	$38,854	$38,022	$36,955	$36,094	$35,019	$832	2%	$3,835	11%	$37,951	$34,938	$3,013	9%
Total loans and leases	37,787	37,389	36,577	35,684	34,510	398	1	3,277	9	37,263	34,297	2,966	9
Deposits	20,985	18,358	17,440	17,623	17,774	2,627	14	3,211	18	18,941	17,481	1,460	8
Interest-earning assets	37,927	37,505	36,716	35,820	34,644	422	1	3,283	9	37,395	34,418	2,977	9

Key Metrics
Net interest margin	2.82%	2.82%	2.83%	2.88%	3.02%	— bps	—	(20) bps	—	2.82%	3.00%	(18) bps	—
Efficiency ratio[2]	43.35	42.36	42.13	44.73	43.69	99 bps	—	(34) bps	—	42.62	44.64	(202) bps	—
Loans-to-deposits ratio (average balances)	180.06	203.67	209.74	202.49	194.16	(2,361) bps	—	(1,410) bps	—	196.74	196.20	54 bps	—
Return on average total tangible assets[2]	1.42	1.50	1.54	1.33	1.46	(8) bps	—	(4) bps	—	1.48	1.51	(3) bps	—
Return on average tangible common equity[1,2]	13.10	13.78	14.17	12.10	13.24	(68) bps	—	(14) bps	—	13.67	13.59	8 bps	—

[1]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[2]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

FINANCIAL HIGHLIGHTS - OTHER

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
OTHER[1]						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income (expense)	$18	$23	$15	($24)	($36)	($5)	(22)%	$54	150%	$56	($125)	$181	145%
Noninterest income	11	297	32	39	44	(286)	(96)	(33)	(75)	340	179	161	90

Total revenue	29	320	47	15	8	(291)	(91)	21	263	396	54	342	633

Noninterest expense	39	136	19	16	10	(97)	(71)	29	290	194	4,506	(4,312)	(96)

Profit (loss) before provision for credit losses	(10)	184	28	(1)	(2)	(194)	(105)	(8)	(400)	202	(4,452)	4,654	105
Provision for credit losses	11	(8)	56	53	55	19	238	(44)	(80)	59	125	(66)	(53)

Income (loss) before income tax expense (benefit)	(21)	192	(28)	(54)	(57)	(213)	(111)	36	63	143	(4,577)	4,720	103

Income tax expense (benefit)	(17)	64	(21)	(33)	(22)	(81)	(127)	5	23	26	(416)	442	106

Net income (loss)	($4)	$128	($7)	($21)	($35)	($132)	(103)	$31	89	$117	($4,161)	$4,278	103

Average Balances
Total assets	$40,825	$40,570	$39,339	$38,074	$36,198	$255	1%	$4,627	13%	$40,249	$39,542	$707	2%
Total loans and leases	4,218	4,434	4,620	5,578	5,593	(216)	(5)	(1,375)	(25)	4,424	6,200	(1,776)	(29)
Deposits	5,082	3,627	3,387	4,138	3,149	1,455	40	1,933	61	4,038	3,501	537	15
Interest-earning assets	31,384	31,090	29,604	28,329	26,418	294	1	4,966	19	30,699	26,876	3,823	14

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

FINANCIAL HIGHLIGHTS - CONSOLIDATED

(dollars in millions, except ratios)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CONSOLIDATED						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income	$820	$833	$808	$779	$770	($13)	(2)%	$50	6%	$2,461	$2,279	$182	8%
Noninterest income	341	640	358	379	383	(299)	(47)	(42)	(11)	1,339	1,253	86	7

Total revenue	1,161	1,473	1,166	1,158	1,153	(312)	(21)	8	1	3,800	3,532	268	8

Noninterest expense	810	948	810	818	788	(138)	(15)	22	3	2,568	6,861	(4,293)	(63)

Profit (loss) before provision for credit losses	351	525	356	340	365	(174)	(33)	(14)	(4)	1,232	(3,329)	4,561	137
Provision for credit losses	77	49	121	132	145	28	57	(68)	(47)	247	347	(100)	(29)

Income (loss) before income tax expense (benefit)	274	476	235	208	220	(202)	(42)	54	25	985	(3,676)	4,661	127

Income tax expense (benefit)	85	163	69	56	76	(78)	(48)	9	12	317	(98)	415	423

Net income (loss)	$189	$313	$166	$152	$144	($124)	(40)	$45	31	$668	($3,578)	$4,246	119

Average Balances
Total assets	$128,691	$127,148	$123,904	$120,393	$117,386	$1,543	1%	$11,305	10%	$126,598	$121,026	$5,572	5%
Total loans and leases[1]	89,853	89,191	87,351	86,052	84,869	662	1	4,984	6	88,890	85,710	3,180	4
Deposits[2]	91,676	92,166	91,596	93,184	93,143	(490)	(1)	(1,467)	(2)	91,813	93,387	(1,574)	(2)
Interest-earning assets	117,196	115,992	112,505	108,972	105,857	1,204	1	11,339	11	115,330	106,535	8,795	8

Key Metrics
Net interest margin	2.77%	2.87%	2.89%	2.83%	2.88%	(10) bps	—	(11) bps	—	2.84%	2.85%	(1) bps	—
Efficiency ratio[3]	69.84	64.33	69.43	70.62	68.49	551 bps	—	135 bps	—	67.58	194.29	(12,671) bps	—
Loans-to-deposits ratio (average balances)	98.01	96.77	95.37	92.35	91.12	124 bps	—	689 bps	—	96.82	91.74	508 bps	—
Return on average total tangible assets[3]	0.61	1.04	0.57	0.53	0.52	(43) bps	—	9 bps	—	0.74	(3.05)	379 bps	—
Return on average tangible common equity[3]	5.81	9.59	5.24	4.71	4.34	(378) bps	—	147 bps	—	6.90	(25.54)	3,244 bps	—

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

SEGMENT FINANCIAL HIGHLIGHTS

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
Net interest income:
Consumer Banking	$532	$546	$537	$543	$543	($14)	(3)%	($11)	(2%)	$1,615	$1,633	($18)	(1)%
Commercial Banking	270	264	256	260	263	6	2	7	3	790	771	19	2
Other	18	23	15	(24)	(36)	(5)	(22)	54	150	56	(125)	181	145

Net interest income	$820	$833	$808	$779	$770	($13)	(2)	$50	6	$2,461	$2,279	$182	8

Noninterest income:
Consumer Banking	$226	$236	$219	$235	$246	($10)	(4)%	($20)	(8)%	$681	$790	($109)	(14)%
Commercial Banking	104	107	107	105	93	(3)	(3)	11	12	318	284	34	12
Other	11	297	32	39	44	(286)	(96)	(33)	(75)	340	179	161	90

Noninterest income	$341	$640	$358	$379	$383	($299)	(47)	($42)	(11)	$1,339	$1,253	$86	7

Total revenue:
Consumer Banking	$758	$782	$756	$778	$789	($24)	(3)%	($31)	(4)%	$2,296	$2,423	($127)	(5)%
Commercial Banking	374	371	363	365	356	3	1	18	5	1,108	1,055	53	5
Other	29	320	47	15	8	(291)	(91)	21	263	396	54	342	633

Total revenue	$1,161	$1,473	$1,166	$1,158	$1,153	($312)	(21)	$8	1	$3,800	$3,532	$268	8

Noninterest expense:
Consumer Banking	$609	$655	$638	$638	$622	($46)	(7)%	($13)	(2%)	$1,902	$1,884	$18	1%
Commercial Banking	162	157	153	164	156	5	3	6	4	472	471	1	—
Other	39	136	19	16	10	(97)	(71)	29	290	194	4,506	(4,312)	(96)

Noninterest expense	$810	$948	$810	$818	$788	($138)	(15)	$22	3	$2,568	$6,861	($4,293)	(63)

Profit (loss) before provision for credit losses:
Consumer Banking	$149	$127	$118	$140	$167	$22	17%	($18)	(11)%	$394	$539	($145)	(27)%
Commercial Banking	212	214	210	201	200	(2)	(1)	12	6	636	584	52	9
Other	(10)	184	28	(1)	(2)	(194)	(105)	(8)	(400)	202	(4,452)	4,654	105

Profit (loss) before provision for credit losses	$351	$525	$356	$340	$365	($174)	(33)	($14)	(4)	$1,232	($3,329)	$4,561	137

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
	3Q14	2Q14	1Q14	4Q13	3Q13	3Q14 Change						2014 Change
						2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
Provision for credit losses:
Consumer Banking	$66	$59	$70	$65	$87	$7	12%	($21)	(24)%	$195	$243	($48)	(20)%
Commercial Banking	—	(2)	(5)	14	3	2	100	(3)	(100)	(7)	(21)	14	67
Other	11	(8)	56	53	55	19	238	(44)	(80)	59	125	(66)	(53)

Provision for credit losses	$77	$49	$121	$132	$145	$28	57	($68)	(47)	$247	$347	($100)	(29)

Income (loss) before income tax expense (benefit):
Consumer Banking	$83	$68	$48	$75	$80	$15	22%	$3	4%	$199	$296	($97)	(33)%
Commercial Banking	212	216	215	187	197	(4)	(2)	15	8	643	605	38	6
Other	(21)	192	(28)	(54)	(57)	(213)	(111)	36	63	143	(4,577)	4,720	103

Income (loss) before income tax expense (benefit)	$274	$476	$235	$208	$220	($202)	(42)	$54	25	$985	($3,676)	$4,661	127

Income tax expense (benefit):
Consumer Banking	$29	$24	$16	$25	$28	$5	21%	$1	4%	$69	$104	($35)	(34)%
Commercial Banking	73	75	74	64	70	(2)	(3)	3	4	222	214	8	4
Other	(17)	64	(21)	(33)	(22)	(81)	(127)	5	23	26	(416)	442	106

Income tax expense (benefit)	$85	$163	$69	$56	$76	($78)	(48)	$9	12	$317	($98)	$415	423

Net income (loss):
Consumer Banking	$54	$44	$32	$50	$52	$10	23%	$2	4%	$130	$192	($62)	(32)%
Commercial Banking	139	141	141	123	127	(2)	(1)	12	9	421	391	30	8
Other	(4)	128	(7)	(21)	(35)	(132)	(103)	31	89	117	(4,161)	4,278	103

Net income (loss)	$189	$313	$166	$152	$144	($124)	(40)	$45	31	$668	($3,578)	$4,246	119

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
AVERAGE BALANCES						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
Total assets:
Consumer Banking	$49,012	$48,556	$47,610	$46,225	$46,169	$456	1%	$2,843	6%	$48,398	$46,546	$1,852	4%
Commercial Banking	38,854	38,022	36,955	36,094	35,019	832	2	3,835	11	37,951	34,938	3,013	9
Other	40,825	40,570	39,339	38,074	36,198	255	1	4,627	13	40,249	39,542	707	2

Total assets	$128,691	$127,148	$123,904	$120,393	$117,386	$1,543	1	$11,305	10	$126,598	$121,026	$5,572	5

Loans and leases[1]:
Consumer Banking	$47,848	$47,368	$46,154	$44,790	$44,766	$480	1%	$3,082	7%	$47,203	$45,213	$1,990	4%
Commercial Banking	37,787	37,389	36,577	35,684	34,510	398	1	3,277	9	37,263	34,297	2,966	9
Other	4,218	4,434	4,620	5,578	5,593	(216)	(5)	(1,375)	(25)	4,424	6,200	(1,776)	(29)

Total loans and leases	$89,853	$89,191	$87,351	$86,052	$84,869	$662	1	$4,984	6	$88,890	$85,710	$3,180	4

Deposits[2]:
Consumer Banking	$65,609	$70,181	$70,769	$71,423	$72,220	($4,572)	(7)%	($6,611)	(9)%	$68,834	$72,405	($3,571)	(5)%
Commercial Banking	20,985	18,358	17,440	17,623	17,774	2,627	14	3,211	18	18,941	17,481	1,460	8
Other	5,082	3,627	3,387	4,138	3,149	1,455	40	1,933	61	4,038	3,501	537	15

Total deposits	$91,676	$92,166	$91,596	$93,184	$93,143	($490)	(1)	($1,467)	(2)	$91,813	$93,387	($1,574)	(2)

Interest-earning assets:
Consumer Banking	$47,885	$47,397	$46,185	$44,823	$44,795	$488	1%	$3,090	7%	$47,236	$45,241	$1,995	4%
Commercial Banking	37,927	37,505	36,716	35,820	34,644	422	1	3,283	9	37,395	34,418	2,977	9
Other	31,384	31,090	29,604	28,329	26,418	294	1	4,966	19	30,699	26,876	3,823	14

Total interest-earning assets	$117,196	$115,992	$112,505	$108,972	$105,857	$1,204	1	$11,339	11	$115,330	$106,535	$8,795	8

[1]	Includes loans and leases held for sale.
[2]	Includes deposits held for sale.

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
KEY METRICS						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						bps		bps				bps
Net Interest Margin (NIM)
Consumer Banking	4.40%	4.62%	4.72%	4.81%	4.81%	(22)	—	(41)	—	4.57%	4.83%	(26)	—
Commercial Banking	2.82	2.82	2.83	2.88	3.02	—	—	(20)	—	2.82	3.00	(18)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
NIM	2.77	2.87	2.89	2.83	2.88	(10)	—	(11)	—	2.84	2.85	(1)	—

Efficiency Ratio[3]
Consumer Banking	80.42%	83.61%	84.39%	81.84%	78.83%	(319)	—	159	—	82.82%	77.78%	504	—
Commercial Banking	43.35	42.36	42.13	44.73	43.69	99	—	(34)	—	42.62	44.64	(202)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
Efficiency Ratio	69.84	64.33	69.43	70.62	68.49	551	—	135	—	67.58	194.29	(12,671)	—

Loans to Deposits Ratio (average balances) (LDR)[1]
Consumer Banking	72.93%	67.49%	65.22%	62.71%	61.99%	544	—	1,094	—	68.58%	62.44%	614	—
Commercial Banking	180.06	203.67	209.74	202.49	194.16	(2,361)	—	(1,410)	—	196.74	196.20	54	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
LDR	98.01	96.77	95.37	92.35	91.12	124	—	689	—	96.82	91.74	508	—

Return on Average Total Tangible Assets (ROTA)[3]
Consumer Banking	0.44%	0.37%	0.27%	0.42%	0.45%	7	—	(1)	—	0.36%	0.55%	(19)	—
Commercial Banking	1.42	1.50	1.54	1.33	1.46	(8)	—	(4)	—	1.48	1.51	(3)	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTA	0.61	1.04	0.57	0.53	0.52	(43)	—	9	—	0.74	(3.05)	379	—

Return on Average Tangible Common Equity (ROTCE)[2,3]
Consumer Banking	4.57%	3.87%	2.81%	4.40%	4.69%	70	—	(12)	—	3.76%	5.86%	(210)	—
Commercial Banking	13.10	13.78	14.17	12.10	13.24	(68)	—	(14)	—	13.67	13.59	8	—
Other	NM	NM	NM	NM	NM	—	—	—	—	NM	NM	—	—
ROTCE	5.81	9.59	5.24	4.71	4.34	(378)	—	147	—	6.90	(25.54)	3,244	—

[1]	Includes loans and leases and deposits held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.
[3]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

CREDIT-RELATED INFORMATION

(dollars in millions)

	AS OF					SEPT 30, 2014 CHANGE
	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2013	June 30, 2014		Sept 30, 2013
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$30,356	$30,076	$29,435	$28,667	$28,984	$280	1%	$1,372	5%
Commercial real estate	7,239	7,158	6,902	6,948	6,524	81	1	715	11
Leases	3,875	3,740	3,738	3,780	3,576	135	4	299	8

Total commercial	41,470	40,974	40,075	39,395	39,084	496	1	2,386	6
Residential, including originated home equity products	30,458	30,116	29,761	29,694	29,762	342	1	696	2
Home equity products serviced by others	1,870	1,972	2,075	2,171	2,281	(102)	(5)	(411)	(18)
Other secured retail	13,206	12,180	11,216	10,700	10,427	1,026	8	2,779	27
Unsecured retail	3,745	3,587	3,956	3,899	3,939	158	4	(194)	(5)

Total retail	49,279	47,855	47,008	46,464	46,409	1,424	3	2,870	6

Total loans and leases	90,749	88,829	87,083	85,859	85,493	1,920	2	5,256	6

Derivative receivable - commercial	542	627	621	647	731	(85)	(14)	(189)	(26)
Derivative receivable - retail	5	8	5	3	11	(3)	(38)	(6)	(55)

Total derivative receivable	547	635	626	650	742	(88)	(14)	(195)	(26)

Total credit-related assets	91,296	89,464	87,709	86,509	86,235	1,832	2	5,061	6

Undrawn commitments to extend credit - commercial	29,182	28,236	27,522	27,617	26,790	946	3	2,392	9
Financial standby letters of credit	2,498	2,622	2,646	2,556	2,798	(124)	(5)	(300)	(11)
Performance letters of credit	94	118	135	149	154	(24)	(20)	(60)	(39)
Commercial letters of credit	74	56	61	64	65	18	32	9	14
Marketing rights	51	51	51	54	54	—	—	(3)	(6)
Risk participation agreements	16	20	16	17	21	(4)	(20)	(5)	(24)

Total commercial lending-related arrangements	31,915	31,103	30,431	30,457	29,882	812	3	2,033	7

Undrawn commitments to extend credit - retail	26,151	26,117	26,536	26,370	26,401	34	—	(250)	(1)
Residential mortgage loans sold with recourse	11	12	13	13	14	(1)	(8)	(3)	(21)

Total retail lending-related arrangements	26,162	26,129	26,549	26,383	26,415	33	—	(253)	(1)

Total lending-related arrangements	58,077	57,232	56,980	56,840	56,297	845	1	1,780	3

Total credit exposure	$149,373	$146,696	$144,689	$143,349	$142,532	$2,677	2	$6,841	5

Memo: Total credit exposure by product category
Commercial exposure	$73,927	$72,704	$71,127	$70,499	$69,697	$1,223	2%	$4,230	6%
Retail exposure	75,446	73,992	73,562	72,850	72,835	1,454	2	2,611	4

Total credit exposure	$149,373	$146,696	$144,689	$143,349	$142,532	$2,677	2	$6,841	5

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	AS OF					SEPT 30, 2014 CHANGE
	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2013	June 30, 2014		Sept 30, 2013
						$	%	$	%
NONPERFORMING ASSETS:
Commercial	$93	$63	$73	$96	$102	$30	48%	($9)	(9)%
Commercial real estate	83	130	155	169	238	(47)	(36)	(155)	(65)
Leases	—	2	2	—	—	(2)	(100)	—	—

Total commercial	176	195	230	265	340	(19)	(10)	(164)	(48)
Residential, including originated home equity products	770	876	973	981	1,169	(106)	(12)	(399)	(34)
Home equity products serviced by others	81	80	87	89	101	1	1	(20)	(20)
Other secured retail	22	18	23	26	26	4	22	(4)	(15)
Unsecured retail	30	31	50	55	55	(1)	(3)	(25)	(45)

Total retail	903	1,005	1,133	1,151	1,351	(102)	(10)	(448)	(33)

Nonperforming loans and leases[1]	1,079	1,200	1,363	1,416	1,691	(121)	(10)	(612)	(36)

Commercial	3	4	4	10	13	(1)	(25)	(10)	(77)
Retail	39	37	41	40	37	2	5	2	5

Other real estate owned	42	41	45	50	50	1	2	(8)	(16)

Nonperforming assets	$1,121	$1,241	$1,408	$1,466	$1,741	($120)	(10)	($620)	(36)

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$179	$199	$234	$275	$353	($20)	(10)%	($174)	(49)%
Retail	942	1,042	1,174	1,191	1,388	(100)	(10)	(446)	(32)

Nonperforming assets	$1,121	$1,241	$1,408	$1,466	$1,741	($120)	(10)	($620)	(36)

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.32%	1.36%	1.45%	1.42%	1.43%	(4) bps	—	(11) bps	—
Allowance for loan and lease losses to nonperforming loans and leases	111.30	100.84	92.34	86.17	72.06	1,046 bps	—	3,924 bps	—
Nonperforming loans and leases to loans and leases	1.19	1.35	1.57	1.65	1.98	(16) bps	—	(79) bps	—
Nonperforming assets to total assets	0.85	0.95	1.11	1.20	1.45	(10) bps	—	(60) bps	—

1MEMO:
Accruing loans past due 90 days or more included above	$8	$12	$42	$33	$44	($4)	(33)%	($36)	(82)%

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
GROSS CHARGE-OFFS:
Commercial	($11)	($6)	($5)	($29)	($16)	($5)	(83)%	$5	31%	($22)	($43)	$21	49%
Commercial real estate	(5)	(2)	(1)	(7)	(7)	(3)	(150)	2	29	(8)	(29)	21	72
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	(16)	(8)	(6)	(36)	(23)	(8)	(100)	7	30	(30)	(72)	42	58
Residential, including originated home equity products	(45)	(41)	(52)	(47)	(70)	(4)	(10)	25	36	(138)	(186)	48	26
Home equity products serviced by others	(17)	(16)	(21)	(26)	(33)	(1)	(6)	16	48	(54)	(120)	66	55
Other secured retail	(24)	(21)	(20)	(17)	(20)	(3)	(14)	(4)	(20)	(65)	(57)	(8)	(14)
Unsecured retail	(27)	(31)	(29)	(35)	(34)	4	13	7	21	(87)	(107)	20	19

Total retail	(113)	(109)	(122)	(125)	(157)	(4)	(4)	44	28	(344)	(470)	126	27

Total gross charge-offs	($129)	($117)	($128)	($161)	($180)	($12)	(10)	$51	28	($374)	($542)	$168	31

GROSS RECOVERIES:
Commercial	$7	$18	$6	$10	$7	($11)	(61)%	$—	—%	$31	$36	($5)	(14)%
Commercial real estate	5	3	8	8	10	2	67	(5)	(50)	16	32	(16)	(50)
Leases	—	—	—	—	1	—	—	(1)	(100)	—	1	(1)	(100)

Total commercial	12	21	14	18	18	(9)	(43)	(6)	(33)	47	69	(22)	(32)
Residential, including originated home equity products	16	10	14	16	16	6	60	—	—	40	39	1	3
Home equity products serviced by others	8	5	6	7	7	3	60	1	14	19	21	(2)	(10)
Other secured retail	4	8	2	—	3	(4)	(50)	1	33	14	12	2	17
Unsecured retail	1	5	5	5	5	(4)	(80)	(4)	(80)	11	15	(4)	(27)

Total retail	29	28	27	28	31	1	4	(2)	(6)	84	87	(3)	(3)

Total gross recoveries	$41	$49	$41	$46	$49	($8)	(16)	($8)	(16)	$131	$156	($25)	(16)

NET (CHARGE-OFFS) RECOVERIES:
Commercial	($4)	$12	$1	($19)	($9)	($16)	(133)%	$5	56%	$9	($7)	$16	229%
Commercial real estate	—	1	7	1	3	(1)	(100)	(3)	(100)	8	3	5	167
Leases	—	—	—	—	1	—	—	(1)	(100)	—	1	(1)	(100)

Total commercial	(4)	13	8	(18)	(5)	(17)	(131)	1	20	17	(3)	20	667
Residential, including originated home equity products	(29)	(31)	(38)	(31)	(54)	2	6	25	46	(98)	(147)	49	33
Home equity products serviced by others	(9)	(11)	(15)	(19)	(26)	2	18	17	65	(35)	(99)	64	65
Other secured retail	(20)	(13)	(18)	(17)	(17)	(7)	(54)	(3)	(18)	(51)	(45)	(6)	(13)
Unsecured retail	(26)	(26)	(24)	(30)	(29)	—	—	3	10	(76)	(92)	16	17

Total retail	(84)	(81)	(95)	(97)	(126)	(3)	(4)	42	33	(260)	(383)	123	32

Total net (charge-offs) recoveries	($88)	($68)	($87)	($115)	($131)	($20)	(29)	$43	33	($243)	($386)	$143	37

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
ANNUALIZED NET (CHARGE-OFF) RECOVERY RATES:
Commercial	(0.04)%	0.15%	0.02%	(0.25)%	(0.12)%	(19) bps	—	8 bps	—	0.04%	(0.04)%	8 bps	—
Commercial real estate	(0.06)	0.06	0.43	0.02	0.19	(12) bps	—	(25) bps	—	0.14	0.07	7 bps	—
Leases	—	0.03	—	0.01	0.10	(3) bps	—	(10) bps	—	0.01	0.05	(4) bps	—
Total commercial	(0.04)	0.12	0.09	(0.18)	(0.05)	(16) bps	—	1 bps	—	0.05	(0.01)	6 bps	—
Residential, including originated home equity products	(0.38)	(0.41)	(0.53)	(0.41)	(0.72)	3 bps	—	34 bps	—	(0.44)	(0.65)	21 bps	—
Home equity products serviced by others	(2.04)	(2.11)	(2.78)	(3.37)	(4.25)	7 bps	—	221 bps	—	(2.32)	(5.10)	278 bps	—
Other secured retail	(0.67)	(0.45)	(0.69)	(0.63)	(0.67)	(22) bps	—	— bps	—	(0.60)	(0.59)	(1) bps	—
Unsecured retail	(2.44)	(2.77)	(2.54)	(3.13)	(2.98)	33 bps	—	54 bps	—	(2.59)	(3.15)	56 bps	—
Total retail	(0.68)	(0.68)	(0.84)	(0.83)	(1.08)	— bps	—	40 bps	—	(0.73)	(1.09)	36 bps	—
Total loans and leases	(0.38)	(0.31)	(0.41)	(0.53)	(0.61)	(7) bps	—	23 bps	—	(0.37)	(0.61)	24 bps	—

Memo: Average loans:
Commercial	$30,186	$29,674	$29,108	$29,058	$28,522	$512	2%	$1,664	6%	$29,666	$28,519	$1,147	4%
Commercial real estate	7,216	7,082	6,898	6,859	6,435	134	2	781	12	7,067	6,469	598	9
Leases	3,789	3,716	3,723	3,619	3,505	73	2	284	8	3,743	3,410	333	10

Total commercial	41,191	40,472	39,729	39,536	38,462	719	2	2,729	7	40,476	38,398	2,078	5
Residential, including originated home equity products	30,316	29,933	29,711	29,814	29,553	383	1	763	3	29,986	30,126	(140)	—
Home equity products serviced by others	1,908	2,015	2,113	2,212	2,402	(107)	(5)	(494)	(21)	2,012	2,586	(574)	(22)
Other secured retail	12,591	11,743	10,678	10,348	10,226	848	7	2,365	23	11,758	10,298	1,460	14
Unsecured retail	3,644	3,856	3,901	3,906	3,847	(212)	(5)	(203)	(5)	3,797	3,858	(61)	(2)

Total retail	48,459	47,547	46,403	46,280	46,028	912	2	2,431	5	47,553	46,868	685	1

Total loans and leases	$89,650	$88,019	$86,132	$85,816	$84,490	$1,631	2	$5,160	6	$88,029	$85,266	$2,763	3

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change						2014 Change
SUMMARY OF CHANGES IN THE COMPONENTS OF THE ALLOWANCE FOR CREDIT LOSSES	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
						$	%	$	%			$	%
Allowance for loan and lease losses - beginning	$1,210	$1,259	$1,221	$1,219	$1,200	($49)	(4)%	$10	1%	$1,221	$1,255	($34)	(3)%
Charge-offs:
Commercial	(16)	(8)	(6)	(36)	(23)	(8)	(100)	7	30	(30)	(72)	42	58
Retail	(113)	(109)	(122)	(125)	(157)	(4)	(4)	44	28	(344)	(470)	126	27

Total charge-offs	(129)	(117)	(128)	(161)	(180)	(12)	(10)	51	28	(374)	(542)	168	31
Recoveries:
Commercial	12	21	14	18	18	(9)	(43)	(6)	(33)	47	69	(22)	(32)
Retail	29	28	27	28	31	1	4	(2)	(6)	84	87	(3)	(3)

Total recoveries	41	49	41	46	49	(8)	(16)	(8)	(16)	131	156	(25)	(16)

Net charge-offs	(88)	(68)	(87)	(115)	(131)	(20)	(29)	43	33	(243)	(386)	143	37
Provision for loan and lease losses:
Commercial	38	(32)	21	32	(2)	70	219	40	2,000	27	(51)	78	153
Retail	41	51	104	67	94	(10)	(20)	(53)	(56)	196	329	(133)	(40)
Unallocated	—	—	—	31	58	—	—	(58)	(100)	—	72	(72)	(100)

Total provision for loan and lease losses	79	19	125	130	150	60	316	(71)	(47)	223	350	(127)	(36)
Sale/Other		—	—	(13)	—	—	—	—	—	—	—	—	—

Allowance for loan and lease losses - ending	$1,201	$1,210	$1,259	$1,221	$1,219	($9)	(1)	($18)	(1)	$1,201	$1,219	($18)	(1)

Reserve for unfunded lending commitments - beginning	$65	$35	$39	$37	$42	$30	86%	$23	55%	$39	$40	($1)	(3)%
Provision for unfunded lending commitments	(2)	30	(4)	2	(5)	(32)	(107)	3	60	24	(3)	27	900

Reserve for unfunded lending commitments - ending	63	65	35	39	37	(2)	(3)	26	70	63	37	26	70

Total allowance for credit losses - ending	$1,264	$1,275	$1,294	$1,260	$1,256	($11)	(1)%	$8	1%	$1,264	$1,256	$8	1%

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	AS OF					SEPT 30, 2014 CHANGE
	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2013	June 30, 2014		Sept 30, 2013
ALLOWANCE COMPONENTS						$	%	$	%
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	14	$23	$22	$23	$36	($9)	(39)%	($22)	(61)%
Formula-based evaluation	591	550	540	514	456	41	7	135	30

Total commercial	605	573	562	537	492	32	6	113	23

Individually evaluated	116	116	116	108	110	—	—	6	5
Formula-based evaluation	543	586	616	615	493	(43)	(7)	50	10

Total retail	659	702	732	723	603	(43)	(6)	56	9

Unallocated	—	—	—	—	161	—	—	(161)	(100)

Total allowance for credit losses	$1,264	$1,275	$1,294	$1,260	$1,256	($11)	(1)	$8	1

CAPITAL AND RATIOS

(dollars in millions, except ratios)

	AS OF					SEPT 30, 2014 CHANGE				FOR THE NINE MONTHS ENDED SEPTEMBER 30,
												2014 Change
CAPITAL AND RATIOS	Sept 30, 2014	June 30, 2014	Mar 31, 2014	Dec 31, 2013	Sept 30, 2013	June 30, 2014		Sept 30, 2013		2014	2013	2013
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS[1] (preliminary)
Tier 1 capital	$13,330	$13,448	$13,460	$13,301	$13,499	($118)	(1%)	($169)	(1)%
Total capital	16,612	16,400	16,066	15,885	15,726	212	1	886	6
Tier 1 common capital[2]	13,330	13,448	13,460	13,301	13,489	(118)	(1)	(159)	(1)
Risk-weighted assets	103,207	101,397	100,368	98,634	96,735	1,810	2	6,472	7
Adjusted average assets[3]	122,521	121,276	118,075	114,422	111,824	1,245	1	10,697	10
Tier 1 capital ratio	12.9%	13.3%	13.4%	13.5%	14.0%
Total capital ratio	16.1	16.2	16.0	16.1	16.3
Leverage ratio	10.9	11.1	11.4	11.6	12.1
Tier 1 common equity ratio[2]	12.9	13.3	13.4	13.5	13.9
Proforma Basel III common equity Tier 1 capital ratio[4]	12.5	13.0	13.1	13.1	13.6

TANGIBLE COMMON EQUITY (period-end):
Stockholders’ equity	$19,383	$19,597	$19,442	$19,196	$19,413	($214)	(1%)	($30)	—%	$19,383	$19,413	($30)	—%
Less: Goodwill	(6,876)	(6,876)	(6,876)	(6,876)	(6,876)	—	—	—	—	(6,876)	(6,876)	—	—
Less: Other intangible assets	(6)	(7)	(7)	(8)	(9)	1	14	3	33	(6)	(9)	3	33
Add: Deferred tax liabilities[5]	399	384	366	350	333	15	4	66	20	399	333	66	20

Total tangible common equity[6]	$12,900	$13,098	$12,925	$12,662	$12,861	($198)	(2)	$39	—	$12,900	$12,861	$39	—

TANGIBLE COMMON EQUITY (average):
Stockholders’ equity	$19,411	$19,607	$19,370	$19,364	$19,627	($196)	(1%)	($216)	(1)%	$19,463	$22,667	($3,204)	(14)%
Less: Goodwill	(6,876)	(6,876)	(6,876)	(6,876)	(6,876)	—	—	—	—	(6,876)	(9,800)	2,924	30
Less: Other intangible assets	(6)	(7)	(7)	(8)	(9)	1	14	3	33	(7)	(10)	3	30
Add: Deferred tax liabilities[5]	384	369	351	342	325	15	4	59	18	368	486	(118)	(24)

Total tangible common equity[4]	$12,913	$13,093	$12,838	$12,822	$13,067	($180)	(1)	($154)	(1)	$12,948	$13,343	($395)	(3)

INTANGIBLE ASSETS (period-end):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%	$6,876	$6,876	$—	—%
Trademark & patent	6	7	7	8	9	(1)	(14)	(3)	(33)	6	9	(3)	(33)

Total intangible assets	$6,882	$6,883	$6,883	$6,884	$6,885	($1)	—	($3)	—	$6,882	$6,885	($3)	—

[1]	Capital ratios and associated components are prepared on a Basel I basis, except as noted.
[2]	Tier 1 common capital represents Tier 1 capital, excluding qualifying restricted core capital elements. The Tier 1 common equity ratio is calculated as Tier 1 common capital divided by risk-weighted assets.
[3]	Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
[4]	This is a non-GAAP financial measure. For further information on these measures, refer to pages 30-36.
[5]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.
[6]	This is a non-GAAP financial measure.

PER-SHARE RELATED INFORMATION

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
						3Q14 Change						2014 Change
	3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
EARNINGS PER SHARE DATA						$	%	$	%			$	%

Basic earnings per share:
Net income (loss)	$189	$313	$166	$152	$144	($124)	(40)%	$45	31%	$668	($3,578)	$4,246	119%
Less: Preferred stock dividends	—	—	—	—	—	—	—	—	—	—	—	—	—
Net income (loss) applicable to common equity	189	313	166	152	144	(124)	(40)	45	31	668	(3,578)	4,246	119
Less: Dividends and undistributed earnings allocated to participating securities	—	—	—	—	—	—	—	—	—	—	—	—	—

Net income (loss) applicable to common stockholders	$189	$313	$166	$152	$144	($124)	(40)	$45	31	$668	($3,578)	$4,246	119

Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$202	$205	$166	$169	$144	($3)	(1)	$58	40	$573	$502	$71	14

Total weighted-average basic shares outstanding	559,998,324	559,998,324	559,998,324	559,998,324	559,998,324	—	—	—	—	559,998,324	559,998,324	—	—

Net income (loss) per share - basic	$0.34	$0.56	$0.30	$0.27	$0.26	($0.22)	(39)	$0.08	31	$1.19	($6.39)	$7.58	119
Net income per share, excluding restructuring charges and special items - basic[1]	$0.36	$0.37	$0.30	$0.30	$0.26	($0.01)	(3)	$0.10	38	$1.02	$0.89	$0.13	15

Diluted earnings per share:
Net income (loss) applicable to common stockholders	$189	$313	$166	$152	$144	($124)	(40)	$45	31	$668	($3,578)	$4,246	119
Net income applicable to common stockholders, excluding restructuring charges and special items[1]	$202	$205	$166	$169	$144	($3)	(1)	$58	40	$573	$502	$71	14
Total weighted-average basic shares outstanding	559,998,324	559,998,324	559,998,324	559,998,324	559,998,324	—	—	—	—	559,998,324	559,998,324	—	—
Add: Share-based awards	245,423	—	—	—	—	245,423	—	245,423	—	82,707	—	82,707	—

Total weighted-average diluted shares outstanding	560,243,747	559,998,324	559,998,324	559,998,324	559,998,324	245,423	—	245,423	—	560,081,031	559,998,324	82,707	—

Net income (loss) per share - diluted	$0.34	$0.56	$0.30	$0.27	$0.26	($0.22)	(39)	$0.08	31	$1.19	($6.39)	$7.58	119
Net income per share, excluding restructuring charges and special items - diluted[1]	$0.36	$0.37	$0.30	$0.30	$0.26	($0.01)	(3)	$0.10	38	$1.02	$0.89	$0.13	15

COMMON SHARES OUTSTANDING
Common shares - at end of period	559,998,324	559,998,324	559,998,324	559,998,324	559,998,324	—	—%	—	—%	559,998,324	559,998,324	—	—%
Cash dividends declared and paid per share	$0.68	$0.61	$0.04	$0.67	$0.68	$0.07	11	$—	—	$1.34	$1.45	($0.11)	(8)
Book value per share	$34.61	$35.00	$34.72	$34.28	$34.67	(0.39)	(1)	(0.06)	—	34.61	34.67	(0.06)	—
Tangible book value per share	$23.04	$23.39	$23.08	$22.61	$22.97	(0.35)	(1)	0.07	—	23.04	22.97	0.07	—
Dividend payout ratio	203%	110%	15%	246%	268%	9,300 bps	8,455	(6,500) bps	(2,425)	112%	(23)%	13,500 bps	58,696

SHARE PRICE
High	$23.57	$—	$—	$—	$—	$23.57	—%	$23.57	—%	$23.57	$—	$23.57	—%
Low	21.35	—	—	—	—	21.35	—	21.35	—	21.35	—	21.35	—
Close	23.42	—	—	—	—	23.42	—	23.42	—	23.42	—	23.42	—
Market Capitalization	13,115	—	—	—	—	13,115	—	13,115	—	13,115	—	13,115	—

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 30-36.

NON-GAAP MEASURES (Excluding restructuring charges and special items)

(dollars in millions, except per-share data)

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude goodwill impairment, restructuring charges and/or special items, which are usually included, where applicable, in the financial results presented in accordance with GAAP. Special items include regulatory expenses and expenses relating to our initial public offering.

The non-GAAP measures set forth below include “total revenue”, “noninterest income”, “ noninterest expense”, “income tax expense (benefit)”, “net income (loss)”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “other operating expense”, “return of average common equity” and “return on average total assets”. In addition, we present computations for “return on average tangible common equity”, “return on average total tangible assets” and “efficiency ratio” as part of our non-GAAP measures.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe goodwill impairment, restructuring charges and special items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without goodwill impairment, restructuring charges and special items. We believe this presentation also increases comparability of period-to-period results.

We also consider pro forma capital ratios defined by banking regulators but not effective at each period end to be non-GAAP financial measures. Since analysts and banking regulators may assess our capital adequacy using these pro forma ratios, we believe they are useful to provide investors the ability to assess our capital adequacy on the same basis.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q14 Change						2014 Change
		3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
							$	%	$	%			$	%
Noninterest income, excluding special items:
Noninterest income (GAAP)	A	$341	$640	$358	$379	$383	($299)	(47)%	($42)	(11)%	$1,339	$1,253	$86	7%
Less: Special items - Chicago gain		—	288	—	—	—	(288)	(100)	—	—	288	—	288	—

Noninterest income, excluding special items (non-GAAP)	B	$341	$352	$358	$379	$383	($11)	(3)	($42)	(11)	$1,051	$1,253	($202)	(16)

Total revenue, excluding special items:
Total revenue (GAAP)	C	$1,161	$1,473	$1,166	$1,158	$1,153	($312)	(21)%	$8	1%	$3,800	$3,532	$268	8%
Less: Special items - Chicago gain		—	288	—	—	—	(288)	(100)	—	—	288	—	288	—

Total revenue, excluding special items (non-GAAP)	D	$1,161	$1,185	$1,166	$1,158	$1,153	($24)	(2)	$8	1	$3,512	$3,532	($20)	(1)

Noninterest expense, excluding restructuring charges and special items:
Noninterest expense (GAAP)	E	$810	$948	$810	$818	$788	($138)	(15)%	$22	3%	$2,568	$6,861	($4,293)	(63)%
Less: Restructuring charges and special expense items	HH	21	115	—	26	—	(94)	(82)	21	—	136	4,435	(4,299)	(97)

Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	$789	$833	$810	$792	$788	($44)	(5)	$1	—	$2,432	$2,426	$6	—

Net income (loss), excluding restructuring charges and special items:
Net income (loss) (GAAP)	G	$189	$313	$166	$152	$144	($124)	(40)%	$45	31%	$668	($3,578)	$4,246	119%
Add: Restructuring charges and special items, net of income tax expense (benefit)		13	(108)	—	17	—	121	112	13	—	(95)	4,080	(4,175)	(102)

Net income (loss), excluding restructuring charges and special items (non-GAAP)	H	$202	$205	$166	$169	$144	($3)	(1)	$58	40	$573	$502	$71	14

Return on average common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,411	$19,607	$19,370	$19,364	$19,627	($196)	(1)%	($216)	(1)%	$19,463	$22,667	($3,204)	(14)%
Return on average common equity, excluding restructuring charges and special items (non-GAAP)	H/I	4.14%	4.19%	3.48%	3.47%	2.91%	(5) bps	—	123 bps	—	3.94%	2.96%	98 bps	—

NON-GAAP MEASURES (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q14 Change						2014 Change
		3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
							$	%	$	%			$	%
Return on average tangible common equity and return on average tangible common equity, excluding restructuring charges and special items:
Average common equity (GAAP)	I	$19,411	$19,607	$19,370	$19,364	$19,627	($196)	(1)%	($216)	(1)%	$19,463	$22,667	($3,204)	(14)%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	9,800	(2,924)	(30)
Less: Average other intangibles (GAAP)		6	7	7	8	9	(1)	(14)	(3)	(33)	7	10	(3)	(30)
Add: Average deferred tax liabilities related to goodwill (GAAP)		384	369	351	342	325	15	4	59	18	368	486	(118)	(24)

Average tangible common equity (non-GAAP)	J	$12,913	$13,093	$12,838	$12,822	$13,067	($180)	(1)	($154)	(1)	$12,948	$13,343	($395)	(3)

Return on average tangible common equity (non-GAAP)	G/J	5.81%	9.59%	5.24%	4.71%	4.34%	(378) bps	—	147 bps	—	6.90%	(25.54)%	3,244 bps	—
Return on average tangible common equity, excluding restructuring charges and special items (non-GAAP)	H/J	6.22%	6.28%	5.24%	5.24%	4.34%	(6) bps	—	188 bps	—	5.92%	5.03%	89 bps	—

Return on average total assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$128,691	$127,148	$123,904	$120,393	$117,386	$1,543	1%	$11,305	10%	$126,598	$121,026	$5,572	5%
Return on average total assets, excluding restructuring charges and special items (non-GAAP)	H/K	0.62%	0.65%	0.54%	0.56%	0.49%	(3) bps	—	13 bps	—	0.61%	0.55%	6 bps	—

Return on average total tangible assets and return on average total tangible assets, excluding restructuring charges and special items:
Average total assets (GAAP)	K	$128,691	$127,148	$123,904	$120,393	$117,386	$1,543	1%	$11,305	10%	$126,598	$121,026	$5,572	5%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	9,800	(2,924)	(30)
Less: Average other intangibles (GAAP)		6	7	7	8	9	(1)	(14)	(3)	(33)	7	10	(3)	(30)
Add: Average deferred tax liabilities related to goodwill (GAAP)		384	369	351	342	325	15	4	59	18	368	486	(118)	(24)

Average tangible assets (non-GAAP)	L	$122,193	$120,634	$117,372	$113,851	$110,826	$1,559	1	$11,367	10	$120,083	$111,702	$8,381	8

Return on average total tangible assets (non-GAAP)	G/L	0.61%	1.04%	0.57%	0.53%	0.52%	(43) bps	—	9 bps	—	0.74%	(3.05)%	379 bps	—
Return on average total tangible assets, excluding restructuring charges and special items (non-GAAP)	H/L	0.66%	0.68%	0.57%	0.59%	0.52%	(2) bps	—	14 bps	—	0.64%	0.60%	4 bps	—

Efficiency ratio and efficiency ratio, excluding restructuring charges and special items:
Net interest income (GAAP)		$820	$833	$808	$779	$770	($13)	(2)%	$50	6%	$2,461	$2,279	$182	8%
Add: Noninterest income (GAAP)		341	640	358	379	383	(299)	(47)	(42)	(11)	1,339	1,253	86	7

Total revenue (GAAP)	C	$1,161	$1,473	$1,166	$1,158	$1,153	($312)	(21)	$8	1	$3,800	$3,532	$268	8

Efficiency ratio (non-GAAP)	E/C	69.84%	64.33%	69.43%	70.62%	68.49%	551 bps	—	135 bps	—	67.58%	194.29%	(12,671) bps	—
Efficiency ratio, excluding restructuring charges and special items (non-GAAP)	F/D	68.02%	70.23%	69.43%	68.35%	68.49%	(221) bps	—	(47) bps	—	69.23%	68.70%	53 bps	—

NON-GAAP MEASURES (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q14 Change						2014 Change
		3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
							$	%	$	%			$	%
Net income (loss) per average common share - basic and diluted, excluding restructuring charges and special items:
Average common shares outstanding - basic (GAAP)	M	559,998,324	559,998,324	559,998,324	559,998,324	559,998,324	—	—%	—	—%	559,998,324	559,998,324	—	—%
Average common shares outstanding - diluted (GAAP)	N	560,243,747	559,998,324	559,998,324	559,998,324	559,998,324	245,423	—	245,423	—	560,081,031	559,998,324	82,707	—
Net income (loss) applicable to common stockholders (GAAP)	O	$189	$313	$166	$152	$144	($124)	(40)	$45	31	$668	($3,578)	$4,246	119
Net income (loss) per average common share - basic (GAAP)	O/M	0.34	0.56	0.30	0.27	0.26	(0.22)	(39)	0.08	31	1.19	(6.39)	7.58	119
Net income (loss) per average common share - diluted (GAAP)	O/N	0.34	0.56	0.30	0.27	0.26	(0.22)	(39)	0.08	31	1.19	(6.39)	7.58	119
Net income (loss) applicable to common stockholders, excluding restructuring charges and special items (non-GAAP)	P	202	205	166	169	144	(3)	(1)	58	40	573	502	71	14
Net income per average common share - basic, excluding restructuring charges and special items (non-GAAP)	P/M	0.36	0.37	0.30	0.30	0.26	(0.01)	(3)	0.10	38	1.02	0.89	0.13	15
Net income per average common share - diluted, excluding restructuring charges and special items (non-GAAP)	P/N	0.36	0.37	0.30	0.30	0.26	(0.01)	(3)	0.10	38	1.02	0.89	0.13	15

Pro forma Basel III common equity Tier 1 capital ratio:
Tier 1 common capital (regulatory)		$13,330	$13,448	$13,460	$13,301	$13,489	($118)	(1)%	($159)	(1)%
Add: Change in DTA and other threshold deductions (GAAP)		(5)	(7)	(7)	6	—	2	29	5	—

Basel III common equity Tier 1 (non-GAAP)	Q	$13,335	$13,455	$13,467	$13,295	$13,489	($120)	(1)	($154)	(1)

Risk-weighted assets (regulatory general risk weight approach)		103,207	101,397	100,368	98,634	96,735	1,810	2	6,472	7
Net change in credit and other risk-weighted assets (GAAP)		3,207	2,383	2,450	2,687	2,768	824	35	439	16

Basel III standardized approach risk-weighted assets (non-GAAP)	R	$106,414	$103,780	$102,818	$101,321	$99,503	$2,634	3	$6,911	7

Pro forma Basel III common equity Tier 1 capital ratio (non-GAAP)	Q/R	12.5%	13.0%	13.1%	13.1%	13.6%

Salaries and employee benefits, excluding restructuring charges and special items:
Salaries and employee benefits (GAAP)	S	$409	$467	$405	$391	$403	($58)	(12)%	$6	1%	$1,281	$1,261	$20	2%
Less: Restructuring charges and special items		—	43	—	5	—	(43)	(100)	—	—	43	—	43	—

Salaries and employee benefits, excluding restructuring charges and special items (non-GAAP)	T	$409	$424	$405	$386	$403	($15)	(4)	$6	1	$1,238	$1,261	($23)	(2)

Outside services, excluding restructuring charges and special items:
Outside services (GAAP)	U	$106	$125	$83	$101	$87	($19)	(15)%	$19	22%	$314	$259	$55	21%
Less: Restructuring charges and special items		19	41	—	—	—	(22)	(54)	19	—	60	—	60	—

Outside services, excluding restructuring charges and special items (non-GAAP)	V	$87	$84	$83	$101	$87	$3	4	$—	—	$254	$259	($5)	(2)

Occupancy, excluding restructuring charges and special items:
Occupancy (GAAP)	W	$77	$87	$81	$83	$80	($10)	(11)%	($3)	(4)%	$245	$244	$1	—%
Less: Restructuring charges and special items		2	9	—	11	—	(7)	(78)	2	—	11	—	11	—

Occupancy, excluding restructuring charges and special items (non-GAAP)	X	$75	$78	$81	$72	$80	($3)	(4)	($5)	(6)	$234	$244	($10)	(4)

NON-GAAP MEASURES (Excluding restructuring charges and special items) (CONTINUED)

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPTEMBER 30,
							3Q14 Change						2014 Change
		3Q14	2Q14	1Q14	4Q13	3Q13	2Q14		3Q13		2014	2013	2013
							$	%	$	%			$	%
Equipment expense, excluding restructuring charges and special items:
Equipment expense (GAAP)	Y	$58	$65	$64	$68	$69	($7)	(11)%	($11)	(16)%	$187	$207	($20)	(10)%
Less: Restructuring charges and special items		—	3	—	7	—	(3)	(100)	—	—	3	—	3	—

Equipment expense, excluding restructuring charges and special items (non-GAAP)	Z	$58	$62	$64	$61	$69	($4)	(6)	($11)	(16)	$184	$207	($23)	(11)

Other operating expense, excluding restructuring charges and special items:
Other operating expense (GAAP)	AA	$122	$171	$146	$143	$123	($49)	(29)%	($1)	(1)%	$439	$384	$55	14%
Less: Restructuring charges and special items		—	19	—	3	—	(19)	(100)	—	—	19	—	19	—

Other operating expense, excluding restructuring charges and special items (non-GAAP)	BB	$122	$152	$146	$140	$123	($30)	(20)	($1)	(1)	$420	$384	$36	9

Pre-provision profit, excluding restructuring charges and special items:
Total revenue, excluding restructuring charges and special items (non-GAAP)	D	$1,161	$1,185	$1,166	$1,158	$1,153	($24)	(2)%	$8	1%	$3,512	$3,532	($20)	(1)%
Less: Noninterest expense, excluding restructuring charges and special items (non-GAAP)	F	789	833	810	792	788	(44)	(5)	1	—	2,432	2,426	6	—

Pre-provision profit, excluding restructuring charges and special items (non-GAAP)	CC	$372	$352	$356	$366	$365	$20	6	$7	2	$1,080	$1,106	($26)	(2)

Income before income tax expense (benefit), excluding restructuring charges and special items:
Income before income tax expense (benefit) (GAAP)	DD	$274	$476	$235	$208	$220	($202)	(42)%	$54	25%	$985	($3,676)	$4,661	127%
Less: Income before income tax expense (benefit) related to restructuring charges and special items (GAAP)		(21)	173	—	(26)	—	(194)	(112)	(21)	—	152	759	(607)	80

Income before income tax expense (benefit), excluding restructuring charges and special items (non-GAAP)	EE	$295	$303	$235	$234	$220	($8)	(3)	$75	34	$833	($4,435)	$5,268	119

Income tax expense (benefit), excluding restructuring charges and special items:
Income tax expense (benefit) (GAAP)	FF	$85	$163	$69	$56	$76	($78)	(48)%	$9	12%	$317	($98)	$415	423%
Less: Income tax (benefit) related to restructuring charges and special items (GAAP)		(8)	65	—	(9)	—	(73)	(112)	(8)	—	57	(355)	412	116

Income tax expense (benefit), excluding restructuring charges and special items (non-GAAP)	GG	$93	$98	$69	$65	$76	($5)	(5)	$17	22	$260	$257	$3	1

Restructuring charges and special expense items include:
Goodwill impairment		$—	$—	$—	$—	$—	$—	—%	$—	—%	$—	$4,435	($4,435)	(100)%
Restructuring charges		1	103	—	26	—	(102)	(99)	1	—	104	—	104	—
Special items		20	12	—	—	—	8	67	20	—	32	—	32	—

Restructuring charges and special expense items	HH	$21	$115	$—	$26	$—	($94)	(82)	$21	—	$136	$4,435	($4,299)	(97)

NON-GAAP MEASURES - SEGMENTS

(dollars in millions)

		Three Months Ended September 30,				Three Months Ended June 30,				Three Months Ended March 31,
		2014				2014				2014
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$54	$139	($4)	$189	$44	$141	$128	$313	$32	$141	($7)	$166

Return on average tangible common equity
Average common equity (GAAP)	B	$4,685	$4,205	$10,521	$19,411	$4,640	$4,129	$10,838	$19,607	$4,568	$4,023	$10,779	$19,370
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	6	6	—	—	7	7	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	384	384	—	—	369	369	—	—	351	351

Average tangible common equity (non-GAAP)	C	$4,685	$4,205	$4,023	$12,913	$4,640	$4,129	$4,324	$13,093	$4,568	$4,023	$4,247	$12,838

Return on average tangible common equity (non-GAAP)	A/C	4.57%	13.10%	NM	5.81%	3.87%	13.78%	NM	9.59%	2.81%	14.17%	NM	5.24%

Return on average total tangible assets
Average total assets (GAAP)	D	$49,012	$38,854	$40,825	$128,691	$48,556	$38,022	$40,570	$127,148	$47,610	$36,955	$39,339	$123,904
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	6	6	—	—	7	7	—	—	7	7
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	384	384	—	—	369	369	—	—	351	351

Average tangible assets (non-GAAP)	E	$49,012	$38,854	$34,327	$122,193	$48,556	$38,022	$34,056	$120,634	$47,610	$36,955	$32,807	$117,372

Return on average total tangible assets (non-GAAP)	A/E	0.44%	1.42%	NM	0.61%	0.37%	1.50%	NM	1.04%	0.27%	1.54%	NM	0.57%

Efficiency ratio
Noninterest expense (GAAP)	F	$609	$162	$39	$810	$655	$157	$136	$948	$638	$153	$19	$810
Net interest income (GAAP)		532	270	18	820	546	264	23	833	537	256	15	808
Noninterest income (GAAP)		226	104	11	341	236	107	297	640	219	107	32	358

Total revenue	G	$758	$374	$29	$1,161	$782	$371	$320	$1,473	$756	$363	$47	$1,166

Efficiency ratio (non-GAAP)	F/G	80.42%	43.35%	NM	69.84%	83.61%	42.36%	NM	64.33%	84.39%	42.13%	NM	69.43%

NON-GAAP MEASURES - SEGMENTS (CONTINUED)

(dollars in millions)

		Three Months Ended December 31,				Three Months Ended September 30,
		2013				2013
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$50	$123	($21)	$152	$52	$127	($35)	$144

Return on average tangible common equity
Average common equity (GAAP)	B	$4,448	$3,978	$10,938	$19,364	$4,403	$3,855	$11,369	$19,627
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	8	8	—	—	9	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	342	342	—	—	325	325

Average tangible common equity (non-GAAP)	C	$4,448	$3,978	$4,396	$12,822	$4,403	$3,855	$4,809	$13,067

Return on average tangible common equity (non-GAAP)	A/C	4.40%	12.10%	NM	4.71%	4.69%	13.24%	NM	4.34%

Return on average total tangible assets
Average total assets (GAAP)	D	$46,225	$36,094	$38,074	$120,393	$46,169	$35,019	$36,198	$117,386
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	8	8	—	—	9	9
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	342	342	—	—	325	325

Average tangible assets (non-GAAP)	E	$46,225	$36,094	$31,532	$113,851	$46,169	$35,019	$29,638	$110,826

Return on average total tangible assets (non-GAAP)	A/E	0.42%	1.33%	NM	0.53%	0.45%	1.46%	NM	0.52%

Efficiency ratio
Noninterest expense (GAAP)	F	$638	$164	$16	$818	$622	$156	$10	$788
Net interest income (GAAP)		543	260	(24)	779	543	263	(36)	770
Noninterest income (GAAP)		235	105	39	379	246	93	44	383

Total revenue	G	$778	$365	$15	$1,158	$789	$356	$8	$1,153

Efficiency ratio (non-GAAP)	F/G	81.84%	44.73%	NM	70.62%	78.83%	43.69%	NM	68.49%

NON-GAAP MEASURES - SEGMENTS (CONTINUED)

(dollars in millions)

		Nine Months Ended September 30,
		2014				2013
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income (loss) (GAAP)	A	$130	$421	$117	$668	$192	$391	($4,161)	($3,578)

Return on average tangible common equity
Average common equity (GAAP)	B	$4,635	$4,120	$10,708	$19,463	$4,377	$3,870	$14,420	$22,667
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	9,800	9,800
Average other intangibles (GAAP)		—	—	7	7	—	—	10	10
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	368	368	—	—	486	486

Average tangible common equity (non-GAAP)	C	$4,635	$4,120	$4,193	$12,948	$4,377	$3,870	$5,096	$13,343

Return on average tangible common equity (non-GAAP)	A/C	3.76%	13.67%	NM	6.90%	5.86%	13.59%	NM	(25.54)%

Return on average total tangible assets
Average total assets (GAAP)	D	$48,398	$37,951	$40,249	$126,598	$46,546	$34,938	$39,542	$121,026
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	9,800	9,800
Average other intangibles (GAAP)		—	—	7	7	—	—	10	10
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	368	368	—	—	486	486

Average tangible assets (non-GAAP)	E	$48,398	$37,951	$33,734	$120,083	$46,546	$34,938	$30,218	$111,702

Return on average total tangible assets (non-GAAP)	A/E	0.36%	1.48%	NM	0.74%	0.55%	1.51%	NM	(3.05)%

Efficiency ratio
Noninterest expense (GAAP)	F	$1,902	$472	$194	$2,568	$1,884	$471	$4,506	$6,861
Net interest income (GAAP)		1,615	790	56	2,461	1,633	771	(125)	2,279
Noninterest income (GAAP)		681	318	340	1,339	790	284	179	1,253

Total revenue	G	$2,296	$1,108	$396	$3,800	$2,423	$1,055	$54	$3,532

Efficiency ratio (non-GAAP)	F/G	82.82%	42.62%	NM	67.58%	77.78%	44.64%	NM	194.29%

Forward-Looking Statements

This document contains forward-looking statements. In addition, we may make forward-looking statements in our other documents filed or furnished with the SEC, and our management may make forward-looking statements orally to analysts, investors, representatives of the media and others. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

•	negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;

•	the rate of growth in the economy and employment levels, as well as general business and economic conditions;

•	our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;

•	our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;

•	liabilities resulting from litigation and regulatory investigations;

•	our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

•	the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;

•	changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;

•	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

•	financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

•	a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks;

•	management’s ability to identify and manage these and other risks; and

•	any failure by us to successfully replicate or replace certain functions, systems and infrastructure provided by The Royal Bank of Scotland Group plc (RBS Group).

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends. In addition, the timing and manner of the sale of RBS Group’s remaining ownership of our common stock remains uncertain, and we have no control over the manner in which RBS Group may seek to divest such remaining shares. Any such sale would impact the price of our shares of common stock.

More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Registration Statement on Form S-1 filed with the United States Securities and Exchange Commission and declared effective on September 23, 2014.

Any forward-looking statement made by us speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.